Exhibit 99.1

MeridianLink Reports Second Quarter 2025 Results

Total second quarter revenue of $84.6 million grows 8% year-over-year, driven by lending software solutions revenue of $68.7 million, up 12% year-over-year

Second quarter cash flow from operations of $19.2 million, or 23% of revenue, and free cash flow of $17.1 million, or 20% of revenue

IRVINE, Calif., August 11, 2025 — MeridianLink, Inc. (NYSE: MLNK), a leading provider of modern software platforms for financial institutions and reporting agencies, today announced financial results for the second quarter ended June 30, 2025.

Additionally, in a separate release issued today, MeridianLink announced that it has entered into a definitive agreement to be acquired by Centerbridge Partners, L.P., a global investment firm with deep expertise in financial services and technology. The all-cash transaction values MeridianLink at an enterprise value of approximately $2.0 billion or $20.00 per share.

“Our second quarter results demonstrate strong execution in an environment that remains uncertain,” said Nicolaas Vlok, chief executive officer of MeridianLink®. “As Larry Katz is poised to take the CEO role over in October, I want to reiterate how grateful I am for the opportunity to have led this business. I am proud of our dedicated team who have helped to build our market-leading platform and partner ecosystem. We’ve created a strong foundation for our next chapter, and Larry and the management team are ready and capable to lead.”

“Our results this quarter are a testament to the power of our solutions to make lending more accessible and efficient for community lending institutions and their customers,” said Larry Katz, president and chief executive officer designate of MeridianLink. “We are also pleased to announce our transaction with Centerbridge Partners, which we believe maximizes value for our shareholders and advances our strategy to unlock the potential of this company by accelerating product innovation, harnessing the power of AI and data, and enhancing the delivery of exceptional customer experiences. I am proud of this talented team and look forward to further building our trusted, mission-critical, scalable platform that empowers customers and the communities they serve.”

Quarterly Financial Highlights:

•	Revenue of $84.6 million, an increase of 8% year-over-year

•	Lending software solutions revenue of $68.7 million, an increase of 12% year-over-year

•	Operating income of $5.2 million, or 6% of revenue, and non-GAAP operating income of $23.0 million, or 27% of revenue

•	Net loss of $(3.0) million, or (4)% of revenue, and adjusted EBITDA of $38.4 million, or 45% of revenue

•	Cash flows from operations of $19.2 million, or 23% of revenue, and free cash flow of $17.1 million, or 20% of revenue

Cancellation of Earnings Conference Call and Suspension of Guidance

In light of the announced transaction, MeridianLink has cancelled its earnings conference call previously scheduled for August 11, 2025. In addition, as is customary during the pendency of such a transaction, the Company is suspending its financial guidance for the full year 2025.

MeridianLink uses its investor relations website (https://ir.meridianlink.com), press releases, SEC filings, public conference calls and webcasts, blog posts on its website, as well as its social media channels, such as its LinkedIn page (www.linkedin.com/company/meridianlink), X (formerly Twitter) feed (@meridianlink), and Facebook page (www.facebook.com/MeridianLink/), as a means of disclosing material information and for complying with its disclosure obligations under Regulation FD. Information contained on or accessible through the websites is not incorporated by reference into this release, and links for these websites are inactive textual references only.

For More Information:

Press Contact

Erica Bigley

Erica.Bigley@meridianlink.com

Investor Relations Contact

Nandan Amladi

(714) 332-6357

InvestorRelations@meridianlink.com

About MeridianLink

MeridianLink® (NYSE: MLNK) empowers financial institutions and consumer reporting agencies to drive efficient growth. MeridianLink’s cloud-based digital lending, account opening, background screening, and data verification software solutions leverage shared intelligence from a unified data platform, MeridianLink® One, to enable customers of all sizes to identify growth opportunities, effectively scale up, and support compliance efforts, all while powering an enhanced experience for staff and consumers alike.

For more than 25 years, MeridianLink has prioritized the democratization of lending for consumers, businesses, and communities. Learn more at www.meridianlink.com.

Operational Measures Definitions

We reference bookings, which is an internal operational measure of the business. Bookings is defined as the minimum annual contracted value, or ACV, of newly sold capabilities of our software-as-a-service, or SaaS, products and professional services orders, inclusive of any corresponding fees owed to third parties. Bookings is a useful metric as it reflects the SaaS and services that have not been delivered. Management uses bookings to plan their go-to-market and services activities and inform product development efforts.

We reference ACV and ACV release, which are internal operational measures of the business. In any given period, ACV represents the minimum annualized SaaS revenue commitment from fully activated contracts in effect for customers at the end of the applicable period. ACV release is the portion of ACV that is recognized as subscription revenue throughout the twelve-month period beginning on the date after our software solutions are fully implemented. ACV and ACV release are useful to investors in assessing the growth and trajectory of our business. ACV and ACV release are used by management in financial and operational decision-making.

Non-GAAP Financial Measures

To supplement the financial measures presented in accordance with generally accepted accounting principles, or GAAP, we provide certain non-GAAP financial measures, such as adjusted EBITDA and adjusted EBITDA margin; non-GAAP operating income (loss); non-GAAP net income (loss); non-GAAP cost of revenue; non-GAAP sales and marketing expenses; non-GAAP research and development expenses; non-GAAP general and administrative expenses; and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Rather, we believe that these non-GAAP financial measures, when viewed in addition to and not in lieu of our reported GAAP financial results, provide investors with additional meaningful information to assess our financial performance and trends, enable comparison of financial results between periods, and allow for greater transparency with respect to key metrics utilized internally in analyzing and operating our business. The following definitions are provided:

•

Non-GAAP operating income (loss): GAAP operating income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, expenses for services performed by third party consultants relating to efforts to remediate our material weakness, expenses related to debt modification, third party acquisition related costs, restructuring related costs, litigation related charges not related to our core business, and expenses associated with our public offering. Non-GAAP operating margin is Non-GAAP operating income (loss) divided by total GAAP revenue.

•

Non-GAAP net income (loss): GAAP net income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, expenses for services performed by third party consultants relating to efforts to remediate our material weakness, expenses related to debt modification, third party acquisition related costs, an indemnity claim received from a prior acquisition, restructuring related costs, litigation related charges not related to our core business, expenses associated with our public offering, and the effect of income taxes, on non-GAAP items. The effects of income taxes on non-GAAP items reflect a fixed long-term projected tax rate of 24%. Non-GAAP net income (loss) margin is Non-GAAP net income (loss) divided by total GAAP revenue.

The Company employs a structural long-term projected non-GAAP income tax rate of 24% for greater consistency across reporting periods, eliminating effects of items not directly related to the Company’s operating structure that may vary in size and frequency. This long-term projected non-GAAP income tax rate is determined by analyzing a mix of historical and projected tax filing positions, assumes no additional acquisitions during the projection period and does not include the impact from the partial deferred tax asset valuation allowance, and takes into account various factors, including the Company’s anticipated tax structure, its tax positions in different jurisdictions, and current impacts from key U.S. legislation where the Company operates. We will reevaluate this tax rate, as necessary, for significant events such as significant alterations in the U.S. tax environment, substantial changes in the Company’s geographic earnings mix due to acquisition activity, or other shifts in the Company’s strategy or business operations.

•

Adjusted EBITDA: GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization of intangible assets, share-based compensation expense, employer payroll taxes on employee stock transactions, expenses for services performed by third party consultants relating to efforts to remediate our material weakness, expenses related to debt modification, third party acquisition related costs, an indemnity claim received from a prior acquisition, restructuring related costs, litigation related charges not related to our core business, and expenses associated with our public offering.

•	Non-GAAP cost of revenue: GAAP cost of revenue, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and amortization of developed technology.

•

Non-GAAP operating expenses, including non-GAAP general and administrative, research and development, and sales and marketing costs: GAAP operating expenses, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, expenses for services performed by third party consultants relating to efforts to remediate our material weakness, expenses related to debt modification, third party acquisition related costs, litigation related charges not related to our core business, expenses associated with our public offering, and depreciation and amortization of intangible assets, as applicable.

•	Free cash flow: GAAP cash flow provided by operating activities less GAAP purchases of property and equipment (Capital Expenditures) and GAAP capitalized software additions (Capitalized Software).

Reconciliations to comparable GAAP financial measures are available in the accompanying schedules, which are posted as part of this earnings release on our website. No reconciliation to the most comparable GAAP measure is provided with respect to certain forward-looking non-GAAP financial measures as the GAAP measures are not accessible on a forward-looking basis. We cannot reliably predict all necessary components or their impact to reconcile such financial measures without unreasonable effort due to market-related assumptions that are not within our control as well as certain legal or advisory costs, tax costs or other costs that may arise. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a significant impact on our future GAAP financial results.

Forward-Looking Statements

This release contains, and our above-referenced conference call and webcast will contain, statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, these statements can be identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions, although not all forward-looking statements contain these identifying words. Further, statements describing our strategy, outlook, guidance, plans, intentions, or goals are also forward-looking statements. These forward-looking statements reflect our predictions, expectations, or forecasts, including, but not limited to, statements regarding, and guidance with respect to, our strategy, our future financial and operational performance, including financial guidance for 2025, future economic and market conditions, including with respect to the demand environment, our strategic initiatives, our leadership transition and plans, our investments and plans to strengthen our talent, our ability to drive demand, maintain bookings momentum, increase platform wins and lending deals, and accelerate revenue growth, our ability to scale, the strength of our pipeline, our ability to retain and attract customers and product partners, the benefit to us and our customers of integrations with our product partners, our development or delivery of new or enhanced solutions and anticipated results of those solutions for our customers, our ability to effectively implement, integrate, and service our customers, our market size and growth opportunities, our competitive positioning, projected costs, technological capabilities and plans, and objectives of management, the ability of the parties to consummate the proposed transaction with the funds advised by affiliates of Centerbridge Partners, L.P. in a timely manner or at all. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks related to our business and industry, as well as those set forth in Item 1A. Risk Factors, or elsewhere, in our Annual Report on Form 10-K for the most recently ended fiscal year, any updates in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K, and our other SEC filings. These forward-looking statements are based on reasonable assumptions as of the date hereof. The plans, intentions, or expectations disclosed in our forward-looking statements may not be achieved, and you should not rely upon forward-looking statements as predictions of future events. We undertake no obligation, other than as required by applicable law, to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Condensed Consolidated Balance Sheets

(unaudited)

(in thousands, except share and per share data)

	As of
	June 30, 2025	December 31, 2024
Assets
Current assets:
Cash	$91,088	$92,765
Accounts receivable, net	34,585	34,422
Prepaid expenses and other current assets	12,253	10,973

Total current assets	137,926	138,160
Property and equipment, net	1,749	2,167
Right of use assets, net	697	1,095
Intangible assets, net	177,067	201,522
Goodwill	610,063	610,063
Other assets	9,431	8,326

Total assets	$936,933	$961,333

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$4,342	$6,798
Accrued liabilities	30,700	29,383
Deferred revenue	30,110	17,170
Current portion of debt, net of debt issuance costs	3,632	3,678

Total current liabilities	68,784	57,029
Long-term debt, net of debt issuance costs	463,125	464,922
Deferred tax liabilities, net	12,069	11,287
Long-term deferred revenue	—	75
Other long-term liabilities	314	527

Total liabilities	544,292	533,840

Commitments and contingencies
Stockholders’ Equity:
Preferred stock, $0.001 par value; 50,000,000 shares authorized; zero shares issued and outstanding at June 30, 2025 and December 31, 2024	—	—
Common stock, $0.001 par value; 600,000,000 shares authorized, 74,195,939 and 76,049,681 shares issued and outstanding at June 30, 2025 and December 31, 2024, respectively	125	127
Additional paid-in capital	734,970	709,057
Accumulated deficit	(342,454)	(281,691)

Total stockholders’ equity	392,641	427,493

Total liabilities and stockholders’ equity	$936,933	$961,333

Condensed Consolidated Statements of Operations

(unaudited)

(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenues, net	$84,597	$78,676	$166,085	$156,492
Cost of revenues:
Subscription and services	23,080	23,373	45,907	44,717
Amortization of developed technology	4,445	4,803	9,341	9,532

Total cost of revenues	27,525	28,176	55,248	54,249

Gross profit	57,072	50,500	110,837	102,243
Operating expenses:
General and administrative	28,553	29,237	56,238	54,416
Research and development	11,380	9,905	22,292	19,390
Sales and marketing	11,933	11,467	23,536	22,003
Restructuring related costs	—	988	—	4,179

Total operating expenses	51,866	51,597	102,066	99,988

Operating income (loss)	5,206	(1,097)	8,771	2,255
Other (income) expense, net:
Interest and other income, net	(1,566)	(1,636)	(2,645)	(2,592)
Interest expense	8,715	9,797	17,427	19,379

Total other expense, net	7,149	8,161	14,782	16,787

Loss before provision for income taxes	(1,943)	(9,258)	(6,011)	(14,532)
Provision for income taxes	1,070	412	1,687	444

Net loss	$(3,013)	$(9,670)	$(7,698)	$(14,976)

Net loss per share:
Basic	$(0.04)	$(0.13)	$(0.10)	$(0.19)
Diluted	$(0.04)	$(0.13)	$(0.10)	$(0.19)
Weighted average common stock outstanding:
Basic	76,479,047	76,527,803	76,497,736	76,923,824
Diluted	76,479,047	76,527,803	76,497,736	76,923,824

Net Revenues by Major Source

(unaudited)

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Subscription fees	$71,147	$65,946	$139,892	$131,858
Professional services	9,499	9,559	18,165	18,569
Other	3,951	3,171	8,028	6,065

Total	$84,597	$78,676	$166,085	$156,492

Net Revenues by Solution Type

(unaudited)

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Lending software solutions	$68,737	$61,644	$135,806	$122,547
Data verification software solutions	15,860	17,032	30,279	33,945

Total	$84,597	$78,676	$166,085	$156,492

% Growth (decline) attributable to:
Lending software solutions	9%		8%
Data verification software	(1)%		(2)%

Total % growth	8%		6%

Percent Revenue Related to the Mortgage Loan Market

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2025	2024
Lending software solutions	11%	10%	11%	11%
Data verification software	51%	55%	50%	56%
Total % revenue related to mortgage loan market	18%	20%	18%	20%

Condensed Consolidated Statements of Cash Flows

(unaudited)

(in thousands)

	Six Months Ended June 30,
	2025	2024
Cash flows from operating activities:
Net loss	$(7,698)	$(14,976)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	683	739
Amortization of intangible assets	28,154	28,357
Amortization of costs capitalized to obtain revenue contracts	2,263	1,995
Provision for expected credit losses	352	561
Amortization of debt issuance costs	575	464
Share-based compensation expense	29,503	20,429
Deferred income taxes	781	105
Changes in operating assets and liabilities:
Accounts receivable	351	(4,073)
Prepaid expenses and other current assets and other assets	(4,634)	(2,186)
Accounts payable	(2,453)	1,675
Accrued liabilities and other long-term liabilities	805	(277)
Deferred revenue	12,865	10,581

Net cash provided by operating activities	61,547	43,394

Cash flows from investing activities:
Capitalized software additions	(3,568)	(3,684)
Purchases of property and equipment	(250)	(152)

Net cash used in investing activities	(3,818)	(3,836)

Cash flows from financing activities:
Repurchases of common stock	(52,780)	(73,788)
Excise taxes paid on share repurchases	(536)	—
Proceeds from exercise of stock options	41	722
Proceeds from employee stock purchase plan	959	944
Taxes paid related to net share settlement of restricted stock units	(4,720)	(1,676)
Principal payments of debt	(2,370)	(2,278)
Proceeds from debt issuance	—	50,000
Payments of debt issuance costs	—	(840)
Payments of deferred offering costs	—	(74)

Net cash used in financing activities	(59,406)	(26,990)

Net (decrease) increase in cash and cash equivalents	(1,677)	12,568
Cash and cash equivalents, beginning of period	92,765	80,441

Cash and cash equivalents, end of period	$91,088	$93,009

Supplemental disclosures of cash flow information:
Cash paid for interest	$16,854	$18,893
Cash paid for income taxes	432	433
Non-cash investing and financing activities:
Shares withheld with respect to net settlement of restricted stock units	4,720	1,676
Excise taxes payable included in repurchases of common stock	288	505
Share-based compensation expense included in capitalized software additions	131	138

Reconciliation from GAAP to Non-GAAP Results

(unaudited)

(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Operating income (loss)	$5,206	$(1,097)	$8,771	$2,255
Add: Share-based compensation expense	17,122	12,500	29,503	20,436
Add: Employer payroll taxes on employee stock transactions	347	508	972	930
Add: Expenses associated with material weakness remediation(1)	159	—	2,222	—
Add: Expenses related to debt modification(2)	—	473	—	473
Add: Acquisition related costs	132	—	578	—
Add: Restructuring related costs	—	988	—	4,179
Add: Litigation-related charges(3)	—	1,864	—	1,864
Add: Expenses associated with public offering	—	308	—	1,698

Non-GAAP operating income	$22,966	$15,544	$42,046	$31,835

Operating margin	6%	(1)%	5%	1%
Non-GAAP operating margin	27%	20%	25%	20%

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net loss	$(3,013)	$(9,670)	$(7,698)	$(14,976)
Add: Share-based compensation expense	17,122	12,500	29,503	20,436
Add: Employer payroll taxes on employee stock transactions	347	508	972	930
Add: Expenses associated with material weakness remediation(1)	159	—	2,222	—
Add: Expenses related to debt modification(2)	707	473	707	473
Add: Acquisition related costs	132	—	578	—
Add: Indemnity claim received from prior acquisition	(955)	—	(955)	—
Add: Restructuring related costs	—	988	—	4,179
Add: Litigation-related charges(3)	—	1,864	—	1,864
Add: Expenses associated with public offering	—	308	—	1,698
Subtract: Income tax effect on non-GAAP items	(4,203)	(3,994)	(7,926)	(7,099)

Non-GAAP net income	$10,296	$2,977	$17,403	$7,505

Non-GAAP basic net income per share	$0.13	$0.04	$0.23	$0.10
Non-GAAP diluted net income per share	$0.13	$0.04	$0.22	$0.09
Weighted average shares used to compute Non-GAAP basic net income per share	76,479,047	76,527,803	76,497,736	76,923,824
Weighted average shares used to compute Non-GAAP diluted net income per share	78,097,069	79,291,173	78,656,709	80,020,336
Net loss margin	(4)%	(12)%	(5)%	(10)%
Non-GAAP net income margin	12%	4%	10%	5%

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net loss	$(3,013)	$(9,670)	$(7,698)	$(14,976)
Interest expense	8,715	9,797	17,427	19,379
Provision for income taxes	1,070	412	1,687	444
Depreciation and amortization of intangible assets	14,151	14,573	28,837	29,096
Share-based compensation expense	17,122	12,500	29,503	20,436
Employer payroll taxes on employee stock transactions	347	508	972	930
Expenses associated with material weakness remediation(1)	159	—	2,222	—
Expenses related to debt modification(2)	707	473	707	473
Acquisition related costs	132	—	578	—
Indemnity claim received for prior acquisition	(955)	—	(955)	—
Restructuring related costs	—	988	—	4,179
Litigation-related charges(3)	—	1,864	—	1,864
Expenses associated with public offering	—	308	—	1,698

Adjusted EBITDA	$38,435	$31,753	$73,280	$63,523

Net loss margin	(4)%	(12)%	(5)%	(10)%
Adjusted EBITDA margin	45%	40%	44%	41%

(1)	Expenses for services performed by third party consultants related to efforts to remediate our previously identified material weakness.
(2)	Expenses related to debt modification are legal and other third party costs incurred in relation to the amendment of our credit facility in June 2025 and May 2024.
(3)

Litigation-related charges pertains to litigation settlements and related legal fees. During the three months ended June 30, 2024, $1.5 million relates to settlements of class action lawsuits and $0.4 million relates to third-party legal fees directly related to the settlements.

Reconciliation from GAAP to Non-GAAP Results

(unaudited)

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Cost of revenue	$27,525	$28,176	$55,248	$54,249
Less: Amortization of developed technology	4,445	4,803	9,341	9,532
Less: Share-based compensation expense	1,623	1,363	3,293	2,145
Less: Employer payroll taxes on employee stock transactions	72	97	184	144

Non-GAAP cost of revenue	$21,385	$21,913	$42,430	$42,428

Cost of revenue as a % of revenue	33%	36%	33%	35%
Non-GAAP cost of revenue as a % of revenue	25%	28%	26%	27%

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
General and administrative	$28,553	$29,237	$56,238	$54,416
Less: Depreciation expense	300	363	683	739
Less: Amortization of intangible assets	9,406	9,407	18,813	18,825
Less: Share-based compensation expense	9,466	6,792	15,063	11,185
Less: Employer payroll taxes on employee stock transactions	97	206	323	343
Less: Expenses associated with material weakness remediation	159	—	2,222	—
Less: Expenses related to debt modification	—	473	—	473
Less: Acquisition related costs	132	—	578	—
Less: Litigation-related charges	—	1,864	—	1,864
Less: Expenses associated with public offering	—	308	—	1,698

Non-GAAP general & administrative	$8,993	$9,824	$18,556	$19,289

General and administrative as a % of revenue	34%	37%	34%	35%
Non-GAAP general and administrative as a % of revenue	11%	12%	11%	12%

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Research and development	$11,380	$9,905	$22,292	$19,390
Less: Share-based compensation expense	3,615	2,531	6,610	4,033
Less: Employer payroll taxes on employee stock transactions	98	125	256	246

Non-GAAP research and development	$7,667	$7,249	$15,426	$15,111

Research and development as a % of revenue	13%	13%	13%	12%
Non-GAAP research and development as a % of revenue	9%	9%	9%	10%

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Sales and marketing	$11,933	$11,467	$23,536	$22,003
Less: Share-based compensation expense	2,418	1,814	4,537	3,073
Less: Employer payroll taxes on employee stock transactions	80	80	209	197

Non-GAAP sales and marketing	$9,435	$9,573	$18,790	$18,733

Sales and marketing as a % of revenue	14%	15%	14%	14%
Non-GAAP sales and marketing as a % of revenue	11%	12%	11%	12%

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net cash provided by operating activities	$19,197	$14,356	$61,547	$43,394
Less: Capitalized software	1,948	1,847	3,568	3,684
Less: Capital expenditures	154	60	250	152

Free cash flow	$17,095	$12,449	$57,729	$39,558

Net cash provided by operating actives as a % of revenue	23%	18%	37%	28%
Free cash flow as a % of revenue	20%	16%	35%	25%